UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No._)

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☒ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

                                                                  RICHMOND MUTUAL BANCORPORATION, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 28, 2020

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Richmond Mutual Bancorporation, Inc., I cordially invite you to attend a special meeting of shareholders.  The special meeting will be held at 9:00 a.m., Eastern Time, on September 15, 2020, at the First Bank Richmond Financial Center located at 31 North 9th Street, Richmond, Indiana.

Shareholders are being asked to consider and vote upon a proposal to approve the Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan.  The Board of Directors has carefully considered the proposal and believes the plan will enhance the Company’s ability to recruit and retain quality directors and management.  Accordingly, your Board of Directors unanimously recommends that you vote “FOR” the proposal.

We encourage you to carefully review the information in the accompanying proxy statement which contains important information about the proxy voting and the proposal to be voted on at the special meeting.  We encourage you to vote your shares as promptly as possible by telephone, online or by mail in advance of the special meeting even if you plan to attend. Every shareholder vote is important, and we want to ensure that your shares are represented at the special meeting. Your prompt response will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the special meeting. Returning the proxy or voting electronically does NOT deprive you of your right to attend the special meeting and to vote your shares in person.

Your Board of Directors and management are committed to the continued success of Richmond Mutual Bancorporation, Inc. and the enhancement of the value of your investment.  As Chairman, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Sincerely,

Garry D. Kleer

Chairman, President and Chief Executive Officer

RICHMOND MUTUAL BANCORPORATION, INC.

31 North 9th Street

Richmond, Indiana 47374

(765) 962-2581

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 15, 2020

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Richmond Mutual Bancorporation, Inc. will be held as follows:

TIMETuesday, September 15, 2020, at 9:00 a.m., Eastern Time

PLACE*First Bank Richmond Financial Center

31 North 9th Street

Richmond, Indiana

BUSINESS   Approval of the Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan

RECORD DATEHolders of record of Richmond Mutual Bancorporation, Inc. common stock at the close of business on July 21, 2020, are entitled to receive this Notice and to vote at the special meeting of shareholders, or any adjournment or postponement thereof.

PROXY VOTINGIt is important that your shares be represented and voted at the special meeting.  To ensure that your shares are represented at the special meeting, please take the time to vote by Internet or telephone or by mailing a completed proxy card as soon as possible.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

Garry D. Kleer

Chairman, President and Chief Executive Officer

Richmond, Indiana

July 28, 2020

*  As part of our precautions regarding the coronavirus (COVID-19), we may impose restrictions on meeting attendees or decide to hold the meeting by means of remote communication such as live audio or webcast. We will announce any change to our special meeting no later than September 1, 2020 via a press release, posting details on our website and filing materials with the SEC. We strongly recommend that you vote your shares in advance of the special meeting.

Important Notice Regarding the Availability of

Proxy Materials for the Special Shareholder Meeting to Be Held on September 15, 2020.

Richmond Mutual Bancorporation Inc.’s proxy statement and electronic proxy card are available on the Internet at http://www.proxyvote.com.

You are encouraged to review all of the information contained in the proxy statement before voting.

31 North 9th Street

Richmond, Indiana 47374

(765) 962-2581

PROXY STATEMENT

INTRODUCTION

The Board of Directors of Richmond Mutual Bancorporation, Inc. (the “Company,” “Richmond Mutual Bancorporation,” “we,” “us” or “our”) is using this proxy statement to solicit proxies from the holders of common stock of the Company for use at our upcoming special meeting of shareholders.  The special meeting of shareholders will be held at 9:00 a.m., Eastern Time on Tuesday, September 15, 2020, at the First Bank Richmond Financial Center located at 31 North 9th Street, Richmond, Indiana.  Because of the coronavirus (COVID-19), we may impose restrictions on meeting attendees or decide to hold the meeting by means of remote communication such as live audio or webcast. We will announce any change to our special meeting no later than September 1, 2020 via a press release, posting details on our website and filing materials with the SEC. We strongly recommend that you vote your shares in advance of the special meeting.

At the special meeting, shareholders will be asked to vote on the proposal to approve the Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan (the “Equity Incentive Plan”) which is set forth in the accompanying Notice of Special Meeting of Shareholders and described in more detail below.  Shareholders also will consider any other matters that may properly come before the special meeting, although the Board of Directors knows of no other business to be presented.

By submitting your proxy, either by executing and returning the enclosed proxy card or by voting electronically via the Internet or by telephone, you authorize the Company’s Board of Directors to represent you and vote your shares at the special meeting in accordance with your instructions.  The Board of Directors also may vote your shares to adjourn the special meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the special meeting. This proxy statement and the accompanying materials are first being made available to shareholders on or about July 28, 2020.

Your vote is important.  You may vote your shares by Internet or telephone.  You also may vote by sending a completed proxy card by regular mail or by submitting a ballot in person at the special meeting.  Whether or not you plan to attend the special meeting, please read the proxy statement and vote your shares by Internet or telephone or by sending a completed proxy card by regular mail as promptly as possible.  This will ensure that your shares are represented at the special meeting.

INFORMATION ABOUT THE SPECIAL MEETING

What is the purpose of the special meeting?

At the special meeting, shareholders will be asked to vote to approve the Equity Incentive Plan.

The shareholders also will transact any other business that may properly come before the special meeting, although as of the date of this proxy statement the Board of Directors knows of no other business to be presented.  If any other proposal properly comes before the shareholders for a vote at the special meeting, the proxy holders will vote your shares in accordance with their best judgment. Members of our management team will be present at the special meeting to respond to appropriate questions from shareholders.

How does the Board of Directors recommend I vote on the proposal?

The Board of Directors recommends that you vote FOR approval of the Equity Incentive Plan.

Who can vote at the special meeting?

The record date for the special meeting is July 21, 2020.  Only shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the special meeting.  The only class of stock entitled to be voted at the special meeting is the common stock of the Company.  Each outstanding share of common stock is entitled to one vote for each matter before the special meeting; provided, however, that pursuant to Section D of Article 5 of the Company’s charter, no shareholder who beneficially owns more than ten percent of the shares of the Company’s common stock outstanding as of that date may vote shares in excess of this limit.  At the close of business on the record date, the Company had 13,526,625 shares of common stock outstanding.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee.  As the beneficial owner, you have the right to direct your broker or nominee how to vote.

Can I attend the special meeting?

If you are a shareholder as of the close of business on July 21, 2020, you may attend the special meeting.  However, if you hold your shares in street name, you will need proof of ownership to be admitted to the special meeting.  A recent brokerage statement or a letter from your bank or broker, are examples of proof of ownership.  If you want to vote your shares of Richmond Mutual Bancorporation common stock held in street name in person at the special meeting, you must get a written proxy in your name from the broker, bank or other nominee who holds your shares.

What are the quorum and vote requirements?

The special meeting will be held only if there is a quorum.  A quorum exists if one-third of the outstanding shares of common stock entitled to vote, represented in person or by proxy, is present at the special meeting.  If you return valid proxy instructions or attend the special meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining the existence of a quorum.  A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

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How many votes are required to approve the Equity Incentive Plan proposal?

Approval of the Equity Incentive Plan requires the affirmative vote of a majority of the votes cast on the matter.  Abstentions and broker non-votes will not be counted as votes cast on these matters.  Accordingly, abstentions and broker non-votes will have no effect on approval of the Equity Incentive Plan.

How do I vote?

You may vote on the Internet.  If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote on the Internet by following the instructions included with the proxy card.  If you vote on the Internet, you do not have to mail in your proxy card.

You may vote by telephone.  If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote by telephone by following the instructions included with the proxy card.  If you vote by telephone, you do not have to mail in your proxy card.

You may vote by mail.  If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.

You may vote in person at the meeting.  If you plan to attend the special meeting and wish to vote in person, we will give you a ballot at the special meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of Richmond Mutual Bancorporation common stock on July 21, 2020, the record date for voting at the special meeting.

Can I vote on the Internet or by telephone if I am not a registered stockholder?

If your shares are held in “street name” by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote on the Internet or by telephone.

Can I change my vote after I submit my proxy?

You may revoke your proxy at any time before the vote is taken at the special meeting.  If you are a registered shareholder, you may revoke your proxy and change your vote at any time before the polls close at the special meeting by:

•  signing and submitting another proxy with a later date;

•  voting by telephone or on the Internet -- your latest telephone or Internet vote will be counted;

•  giving written notice of the revocation of your proxy to the Secretary of Richmond Mutual Bancorporation prior to the special meeting; or

•  voting in person at the special meeting.  Attendance at the special meeting will not in and of itself constitute revocation of your proxy.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

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What if I do not specify how my shares are to be voted?

If you submit an executed proxy by Internet, telephone or mail but do not indicate any voting instructions, your shares will be voted FOR approval of the Equity Incentive Plan.

What if my shares are held in “street name” by a broker?

If your shares are held in “street name” by a broker, your broker is required to vote those shares in accordance with your instructions.  If you do not give instructions to your broker, your broker will not be permitted to vote your shares with respect to the Equity Incentive Plan.  You broker will forward information to you indicating how you can forward voting instructions and whether you can forward them by Internet, telephone or mail.

What if my shares are held in Richmond Mutual Bancorporation’s employee stock ownership plan?

If you hold shares in the Richmond Mutual Bancorporation, Inc. Employee Stock Ownership Plan ( the “ESOP”), you will receive one proxy card that covers the shares held for you in the ESOP, as well as any other shares registered directly in your name (but not shares held beneficially through a bank, broker or other holder of record). If you submit voting instructions for your ESOP shares via the Internet, by telephone or by mail, as described above, by 11:59 p.m. Eastern Time on September 9, 2020, the trustee of the ESOP will vote your shares as you have directed, or if no direction is given, the ESOP trustee will vote your shares “FOR” the proposal set forth in this proxy statement.   The ESOP trustee, subject to the exercise of its fiduciary duties, will not vote allocated shares for which no proxy card is submitted and will vote all unallocated shares held by the ESOP in the same proportion as shares for which it has received timely voting instructions.

Participants in the ESOP may attend the special meeting. However, shares held in the ESOP may only be voted as described in this paragraph and cannot be voted at the special meeting.

PROPOSAL 1 – APPROVAL OF THE RICHMOND MUTUAL BANCORPORATION, INC.

2020 EQUIY INCENTIVE PLAN

Purpose

The purpose of the Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan, which is referred to as the “Equity Incentive Plan” in this document, is to promote the long-term growth and profitability of the Company, to provide directors and employees with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide these individuals with incentives that are closely linked to the interests of the Company’s shareholders.  In furtherance of these objectives, our Board of Directors has adopted the Equity Incentive Plan, subject to approval by the shareholders at the special meeting.

The Equity Incentive Plan will allow us to grant or award stock options, stock appreciation rights, restricted stock and restricted stock units to directors, advisory directors, directors emeritus, officers and other employees of the Company or its wholly owned operating subsidiary, First Bank Richmond.  The Equity Incentive Plan will become effective as of the date it is approved by the shareholders.

As noted below, if approved by the Company’s shareholders at the special meeting, the Equity Incentive Plan would authorize up to 1,893,727 shares of common stock to be utilized for awards of stock options, stock appreciation rights and restricted stock awards (which may be in the form of shares of common stock or share units giving the participant the right to receive shares of common stock at a specified future date), with no more than 1,352,662 shares issued upon exercise of stock options and stock

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appreciation rights (representing 10% of the shares of Company common stock issued in our initial public offering), and no more than 541,065 shares issued upon award or vesting of restricted stock awards (representing 4% of the shares of Company common stock issue in connection with our initial public offering).  The fair market value of these 1,893,727 shares based on the closing sale price of the Company’s common stock on the NASDAQ Stock Market on July 21, 2020, was approximately $21.5 million. As of the date of this proxy statement, the Company did not have any stock options, stock appreciation rights or restricted stock awards outstanding.

If the Equity Incentive Plan is approved by shareholders, and awards are granted under the plan, it may have a dilutive effect on our shareholders and will impact the Company’s net income and shareholders’ equity, although the actual results cannot be determined until the Equity Incentive Plan is implemented.  To the extent all 1,893,727 of the shares available for equity incentive awards under the Equity Incentive Plan are issued, such issuances would dilute shareholders by approximately 12.3% on a fully diluted basis.  The actual amount by which existing shareholders would be diluted cannot be determined, as the number of outstanding shares will fluctuate in the future.  The number of outstanding shares may decrease due to stock repurchases (which would reduce the dilutive impact of the Equity Incentive Plan) or increase due to issuances of shares for other reasons, such as raising additional capital or issuing shares as consideration in connection with mergers and acquisitions (neither of which we currently have any specific plans for, and which would result in additional dilution unrelated to the Equity Incentive Plan). In this regard, on July 8, 2020, the Company announced that its Board of Directors authorized a stock repurchase program to purchase up to 676,331 shares, or approximately 5.0% of its currently outstanding shares of common stock.  The repurchases will be made from time to time in open-market or negotiated transactions as deemed appropriate by the Company and will depend on market conditions.  The stock repurchase program expires on July 8, 2021 unless completed sooner or otherwise extended.  As of July 21, 2020, no shares have been repurchased under this program.

Plan Highlights

The Equity Incentive Plan enables us to maintain sound corporate governance practices in granting equity-based awards to employees and directors that the Company believes are consistent with the interests of shareholders, including:

● Limit on Shares Issued for Full Value Awards: The Equity Incentive Plan limits the number of shares which may be issued as (i) stock appreciation rights and stock options and (ii) as restricted stock awards.  Under the Equity Incentive Plan, of the 1,893,727 authorized shares, no more than 1,352,662 shares may be issued upon exercise of stock options and stock appreciation rights, and no more than 541,065 shares may be issued upon award or vesting of restricted stock awards.

● No Liberal Share Recycling Provisions: The Equity Incentive Plan provides that the following shares will not be added back (recycled) to the aggregate Equity Incentive Plan limit: (1) shares tendered in payment of the option exercise price; and (2) shares withheld by the Company to satisfy the tax withholding obligations.  The Equity Incentive Plan expressly provides that to the extent that shares are delivered pursuant to the exercise of an option or a stock appreciation right, the number of underlying shares as to which the exercise related shall be counted against the number of shares available for awards under the Equity Incentive Plan, as opposed to only counting the shares issued.

●No Discount Stock Appreciation Rights or Stock Options: The Equity Incentive Plan prohibits the grant of stock appreciation rights or stock options with an exercise price less than the fair market value of our stock on the date of grant. Fair market value is defined in the Equity Incentive Plan as the closing sales price of our stock on the date of grant.

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● No Repricing of Stock Appreciation Rights or Stock Options: The Equity Incentive Plan prohibits the repricing of stock appreciation rights and stock options without shareholder approval.

● Material Amendments to the Plan Require Shareholder Approval: The Equity Incentive Plan provides that a material amendment to the plan will not be effective unless approved by our shareholders.

● Awards Subject to Clawback.  Awards granted under the Equity Incentive Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to clawback under any other clawback policy adopted by the Company from time to time.

●Independent Committee Administration: The Equity Incentive Plan will be administered by a committee of the Board of Directors comprised entirely of independent directors.

Summary of the Equity Incentive Plan

The principal features of the Equity Incentive Plan are discussed below.  The discussion is only a summary and is qualified in its entirety by reference to the full text of the Equity Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

The Equity Incentive Plan provides for the grant of the following types of awards to directors, advisory directors or directors emeritus, officers or employees of the Company and its subsidiaries who are selected to receive awards (collectively referred to below as “participants”):

•options to purchase shares of common stock, which may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (“incentive stock options”) or non-statutory options which do not satisfy the provisions of Section 422 of the Internal Revenue Code (“non-qualified stock options”) (incentive stock options and non-qualified stock options are together referred to as “stock options” or “options”);

•stock appreciation rights; and

•restricted stock awards, which may be in the form of shares of common stock or share units giving the participant the right to receive shares of common stock at a specified future date.

As of July 21, 2020, there were 184 eligible participants under the Equity Incentive Plan.

Subject to adjustments described below under “- Changes in Capitalization,” the total number of shares of common stock available for awards under the Equity Incentive Plan is limited to 1,893,727 shares, with no more than 1,352,662 shares to be issued upon exercise of stock options and stock appreciation rights, and no more than 541,065 shares to be issued upon award or vesting of restricted stock awards.

Shares will be considered issued only if actually issued upon the exercise of a stock option or stock appreciation right or in connection with a restricted stock award.  Any award subsequently forfeited, in whole or in part, will not be considered issued.  If any award terminates, expires or lapses for any reason, any shares subject to the award will again be available for future awards under the Equity Incentive Plan.  Shares used to pay the exercise price of a stock option and shares used to satisfy tax withholding obligations will not be available for future awards.  To the extent shares are delivered

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pursuant to the exercise of a stock appreciation right, the number of underlying shares as to which the exercise related will count against the number of shares available for future awards, as opposed to only counting the shares actually issued.

Under the Equity Incentive Plan, during any calendar year, the maximum aggregate number of shares which may be issued to any one individual upon exercise of stock options and stock appreciation rights is 338,165, and the maximum aggregate number of shares which may be issued to any one individual upon award or vesting of restricted stock awards is 135,266, in each case subject to adjustments described below under “- Changes in Capitalization.”

Administration of the Equity Incentive Plan.  The Equity Incentive Plan will be administered by a committee (referred to below as the “Plan Committee”) of two or more members of the Company’s Board of Directors, each of whom qualifies as (i) a “Non-Employee Director,” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and (ii) an “independent director” under the listing standards of the NASDAQ Stock Market.  Plan Committee members will serve at the discretion of the Company’s Board of Directors and may be removed by the Board at any time. It is expected that the Company’s Compensation Committee will be designated by the Board as the Plan Committee if the Equity Incentive Plan is approved by shareholders at the special meeting.

The Plan Committee will have the authority to:

•select participants and grant awards, determine the number of shares subject to awards to be granted and establish the terms and conditions of awards;

•interpret the Equity Incentive Plan and determine all questions that may arise under the plan as to eligibility for participation;

•with the consent of the participant, to the extent deemed necessary by the Plan Committee, modify the terms of any outstanding award or accelerate or defer the vesting date of the award;

•adopt rules and regulations and prescribe forms for the operation and administration of the Equity Incentive Plan; and

•take any other action not inconsistent with the provisions of the Equity Incentive Plan that the Plan Committee may deem necessary or appropriate.

General Terms of Awards

Stock Options.  Stock options may be granted to participants at any time and from time to time by the Plan Committee.  Each option grant will be evidenced by an award agreement that specifies the exercise price, the exercise period, the number of shares to which the option pertains, the vesting schedule, and such other provisions as the Plan Committee determines. In addition, the award agreement will specify whether the option is intended to be an incentive stock option (which may only be granted to employees) or a non-qualified stock option.  The exercise price must not be less than the fair market value of a share of the Company’s common stock on the date of grant, provided that the exercise price of an incentive stock option granted to a holder of more than 10% of the outstanding shares of the Company’s common stock must not be less than 110% of the fair market value of a share of the Company’s common stock on the date of grant.  The fair market value is the closing sale price of the Company’s common stock on the NASDAQ Stock Market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date.  The exercise period of a stock option may not exceed ten years from the grant date, provided that the exercise period of an incentive stock option granted to a holder of more than 10% of the outstanding shares of the Company’s common stock may not

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exceed five years from the grant date.  An incentive stock option must be granted within 10 years from the date shareholders approve the Equity Incentive Plan.

A participant will be permitted to pay the exercise price of his or her option in (i) cash, certified or bank check, or, (ii) if and to the extent permitted by the Plan Committee, (a) by delivering shares of the Company’s common stock that he or she already owns having an aggregate fair market value equal to the aggregate exercise price or (b) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price, or (iii) by a combination of the foregoing. The participant also will be permitted to pay the exercise price through a cashless exercise facilitated through a broker.  The minimum number of shares which may be acquired upon exercise at any time is 100 or, if less, the total number of shares as to which the option has not yet been exercised.

The termination of a participant’s service with the Company will affect his or her ability to exercise options granted under the Equity Incentive Plan.  Unless otherwise determined by the Plan Committee and specified in the award agreement, (i) if the participant terminates service with the Company for any reason other than the death or disability of the participant, any options that have not vested as of the date of that termination shall be forfeited, and the exercise period of any vested option shall expire three months after that termination of service (but in no event after the expiration date of the option), except in the case of a termination for cause, in which case the exercise period for all options held by the participant shall expire immediately, (ii) if the participant’s service with the Company terminates on account of his or her death or disability, the vesting date for all options that have not vested or been forfeited shall be accelerated to the date of that termination of service, and the exercise period of all his or her options shall expire one year after that termination of service (but in no event after the expiration date of the option), and (iii) upon a change in control, the vesting date for all options that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a change in control.  See “- Change in Control” below.

Stock Appreciation Rights.  Stock appreciation rights may be granted to participants at any time and from time to time as determined by the Plan Committee.  Each stock appreciation right will be evidenced by an award agreement that specifies the terms of the award, including the number of shares subject to the award, vesting conditions, exercise price (which must be equal to at least 100% of the fair market value of a share of the Company’s common stock on the date of grant) and the exercise period (which may not exceed 10 years). A stock appreciation right may be granted in tandem with a stock option or be granted independently of any option. In the case of a stock appreciation right that is granted in tandem with a stock option, the exercise of one award will reduce, on a one-to-one basis, the number of shares covered by the other award.  The provisions on the vesting and exercising of stock appreciation rights after termination of service are essentially the same as those applicable to stock options.

The exercise of a stock appreciation right will entitle its holder to receive an amount of cash or shares of the Company’s common stock having a value equal to (1) the difference between the fair market value of a share of the Company’s common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares with respect to which the stock appreciation right is exercised.   The minimum number of shares as to which a stock appreciation right may be exercised is 100 or, if less, the total number of shares as to which the stock appreciation right has not yet been exercised.

Restricted Stock Awards. Restricted stock awards may be granted to participants at any time and from time to time as determined by the Plan Committee.  Restricted stock awards may be in the form of shares of the Company’s common stock that are subject to forfeiture and limits on transfer until the shares vest or in the form of restricted stock units, which are rights to receive shares of the Company’s common stock at a specified future date that are subject to forfeiture and limits on transfer until the units vest.  Each restricted stock award will be evidenced by an award agreement that specifies the terms of the award, including the number of shares or units covered by the award, the amount (if any) that the participant must pay to the Company in consideration for the issuance of such shares or units, the vesting

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conditions and, in the case of restricted stock units, the circumstances pursuant to which the units will be converted to shares of stock.

During the vesting period, unless specified otherwise in the applicable award agreement, a holder of shares of restricted stock will have all the rights of a shareholder, including the right to vote and the right to receive dividends paid with respect to those shares.  A holder of restricted stock units will not have voting rights with respect to the underlying shares until those shares are issued but, unless otherwise provided in the applicable award agreement, will have the right to receive dividend equivalents in the case of any dividends paid on the Company’s common stock.  Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

Unless otherwise determined by the Plan Committee and specified in the award agreement: (i) if a participant terminates service with the Company for any reason other than death or disability, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will be forfeited; (ii) if a participant terminates service with the Company due to death or disability, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will vest in full; and (iii) upon a change in control, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will vest in full.  See “- Change in Control” below.

Prohibition on Repricing of Stock Options and Stock Appreciation Rights. Other than as described under “—Changes in Capitalization,” neither the Company’s Board of Directors nor the Plan Committee may amend or modify the exercise price of a stock option or stock appreciation right, or cancel the stock option or stock appreciation right at a time when the exercise price is greater than the fair market value of the Company’s common stock in exchange for another award.

Transferability of Awards.  A stock option, stock appreciation right or restricted stock award may be transferred upon the death of the participant to whom it is awarded, by will or the laws of inheritance.  A stock option, stock appreciation right or restricted stock award may be transferred during the lifetime of the participant to whom it is awarded only pursuant to a domestic relations order, provided that the participant may apply to the Plan Committee for approval to transfer to a family member all or any portion of an unexercised non-qualified stock option or a stock appreciation right or all or any portion of an unvested restricted stock award.

Changes in Capitalization.  In the event of any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, that affects the shares of the Company’s common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of rights, then the Plan Committee must, in such manner as it may deem equitable, adjust the number of shares as to which future awards may be made under the Equity Incentive Plan and the number of shares subject to and exercise prices of outstanding awards.

Change in Control.  Unless provided otherwise in the terms of the applicable award agreement, upon the occurrence of a change in control of the Company, all outstanding unvested stock options, stock appreciation rights and restricted stock awards granted under the Equity Incentive Plan will vest in full.  The term “change in control” is defined in the Equity Incentive Plan as the occurrence of any of the following events: (i) any third person or group becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors may be cast (other than a tax-qualified employee benefit plan of the Company); (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company; (iii) a tender offer or exchange offer for

9

25% or more of the total outstanding shares of the Company’s common stock is completed (other than such an offer by the Company); or (iv) the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company.

Duration and Modification of the Equity Incentive Plan.  The Equity Incentive Plan will remain in effect until terminated in accordance with its terms; however, no award may be made under the Equity Incentive Plan after September 15, 2030.  In the event shareholders do not approve the Equity Incentive Plan proposal, no awards may be made under the Equity Incentive Plan.  The Company’s Board of Directors may at any time suspend or terminate or amend or revise the Equity Incentive Plan in whole or in part, except, in the case of an amendment or revision, to the extent shareholder approval is required under the Internal Revenue Code or the rules of any stock exchange or automated quotation system on which the Company’s common stock may then be listed or traded or on which the Company seeks to list or trade its common stock.

Federal Income Tax Consequences.  The following discussion is intended for the information of shareholders considering how to vote on approval of the Equity Incentive Plan, and not as tax guidance to plan participants. Under current federal income tax laws, awards of stock options, stock appreciation rights, restricted stock and restricted stock units will generally have the following federal income tax consequences:

(1)The grant of a stock option will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant.

(2)If the participant exercises an incentive stock option, the exercise of the option will generally not, by itself, result in the recognition of taxable income by the participant or entitle the Company to a deduction at the time of exercise. However, the difference between the exercise price and the fair market value of the shares of common stock acquired on the date of exercise is an item of adjustment included for purposes of calculating the participant’s alternative minimum tax.

If the participant does not hold the shares of common stock acquired upon exercise of an incentive stock option for at least one year after the exercise of the stock option or two years after the grant of the stock option, whichever is later, the participant will recognize ordinary (compensation) income upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the stock option. If this happens, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, that the participant recognizes. The participant also will recognize a capital gain (loss) to the extent the sale price exceeds (is less than) the fair market value of the shares of common stock on the date of exercise of the stock option. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option.

If the participant holds the shares of common stock acquired upon exercise of an incentive stock option for one year after the stock option is exercised and two years after the option is granted, the participant will recognize a capital gain (loss) upon disposition of the shares to the extent the sale price exceeds (is less than) the exercise price. This capital gain (loss) will be characterized as long-term capital gain or loss. The Company will not be entitled to a corresponding deduction for any such capital gain.

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(3)If the participant exercises a non-qualified stock option, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of common stock acquired pursuant to the exercise and the exercise price of the non-qualified stock option. The Company will be allowed a deduction in the amount of any ordinary income recognized by the participant upon exercise of the non-qualified stock option. When the participant sells the shares acquired upon exercise of a non-qualified stock option, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise to the date of sale. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option.

(4)The grant of a stock appreciation right will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. If the participant exercises a stock appreciation right, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of common stock underlying the stock appreciation right being exercised and the exercise price of the stock appreciation right.  The Company will be entitled to a corresponding tax deduction. To the extent the stock appreciation right is settled in shares of common stock, when the participant sells the shares, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the stock appreciation right and long-term if the participant does hold the shares for more than one year after the exercise of the stock appreciation right.

(5)The grant of shares of restricted stock will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Holders of shares of restricted stock will recognize ordinary (compensation) income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted stock may generally elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the amount of the fair market value of the shares of restricted stock on the date of grant.  The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. When the participant disposes of shares granted as restricted stock, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The holding period begins when the shares of restricted stock vest, unless a Section 83(b) election is made, in which case the holding period begins upon the restricted stock grant date.  The Company will not be entitled to a corresponding deduction for any such capital gain. Holders of shares of restricted stock also will recognize ordinary income equal to any dividend when such payments are received, even if the restricted stock remains subject to a substantial risk of forfeiture.

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(6)The grant of restricted stock units will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Upon issuance of the underlying shares, the participant will generally recognize ordinary (compensation) income in the amount of the fair market value of the shares issued to the participant. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant. When the participant disposes of any shares of common stock issued upon settlement of the restricted stock units, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income with respect to the shares will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The Company will not be entitled to a corresponding deduction for any such capital gain.

Proposed Awards under the Equity Incentive Plan

The Board of Directors adopted the Equity Incentive Plan, and the Plan Committee intends to meet after stockholder approval is received to determine the specific terms of the awards, including the allocation of awards to directors, officers and employees. At the present time, no specific determination has been made as to the grant or allocation of awards under the Equity Incentive Plan.

Vote Required for Approval

Approval of the Equity Incentive Plan requires the affirmative vote of a majority of the shares actually cast, in person or by proxy, on the proposal.

Board Recommendation

The Board of Directors recommends that shareholders vote “FOR” approval of the Equity Incentive Plan.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table shows, as of July 21, 2020 (the voting record date), the beneficial ownership of the Company’s common stock held by:

(1) any persons or entities known by management to beneficially own more than 5% of the outstanding shares of Richmond Mutual Bancorporation’s common stock;

(2) each director and director nominee of Richmond Mutual Bancorporation;

(3) each executive officer of Richmond Mutual Bancorporation named in the 2019 Summary Compensation Table; and

(4) all of the directors and executive officers of Richmond Mutual Bancorporation as a group.

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An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Richmond Mutual Bancorporation.  The address of each of the beneficial owners, except where otherwise indicated, is Richmond Mutual Bancorporation’s address.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”).  As of July 21, 2020, there were 13,526,625 shares of Richmond Mutual Bancorporation common stock issued and outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Common Stock Outstanding(1)
5% or Greater Beneficial Owners
Richmond Mutual Bancorporation, Inc. Employee Stock Ownership Plan	1,082,130		8.0%
Directors and Executive Officers of Richmond Mutual Bancorporation
Garry D. Kleer, Chairman, President and Chief Executive Officer	30,825	(2)	*
E. Michael Blum, Director	15,000		*
Harold T. Hanley, III, Director	22,600	(3)	*
Jeffrey A. Jackson, Director	30,000		*
Lindley S. Mann, Director	40,000	(4)	*
W. Ray Stevens, III, Director	15,000		*
Kathryn Girten, Director(5)	30,000		*
M. Lynn Wetzel, Director	35,389		*
Donald A. Benziger, Executive Vice President/Chief Financial Officer	747	(2)	*
Dean W. Weinert, President of Mutual Federal, a division of First Bank Richmond	31,033	(6)	*
Directors and executive officers of Richmond Mutual Bancorporation as a group (17 persons)	282,374	(7)	2.1%
_____________________
(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.
(2)	Includes shares allocated to the following individuals under the ESOP over which they have shared voting power and no dispositive power: Mr. Kleer - 825 shares; Mr. Benziger - 647 shares.
(3)	Shares are held in a family trust of which Mr. Hanley and his spouse are co-trustees and share voting and investment power.
(4)	Includes 10,000 shares held indirectly by a Corporation over which shares Mr. Mann has sole voting and investment power.
(5)	Formerly known as Kathyrn Cruz-Uribe.
(6)

Represents shares of common stock held jointly by Mr. Weinert and Robin S. Weinert, his spouse.  Ms. Weinert serves as Sr. Vice President of Operations and Retail Banking for First Bank Richmond.  Also includes 606 shares and 427 shares allocated to Mr. and Mrs. Weinert, respectively, under the ESOP over which they have shared voting power and no dispositive power.

(7)

Includes shares held by current directors and executive officers directly, in retirement accounts, in a fiduciary capacity or by certain affiliated entities or members of the named individuals’ families, with respect to which shares the named individuals and group may be deemed to have sole or shared voting and/or dispositive powers.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

Our directors receive compensation for their service on the boards of the Company and First Bank Richmond. The following table provides compensation information for each member of our board of directors during the year ended December 31, 2019, except for Mr. Kleer, our Chairman, President and Chief Executive Officer, whose compensation is presented in the Summary Compensation table under the caption “Executive Compensation” below.

The following table provides compensation paid to, or earned by, each non-employee member of our Board of Directors during the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash	All Other Compensation	Total

Thomas L. Holthouse (1)	$12,834	---	$12,834
E. Michael Blum	39,600	---	39,600
Harold T. Hanley, III(2)	4,500	---	4,500
Jeffrey A. Jackson	38,000	---	38,000
Lindley S. Mann	44,950	---	44,950
W. Ray Stevens, III	39,950	---	39,950
Kathryn Girten	38,450	---	38,450
M. Lynn Wetzel	38,550	---	38,550

________________________

(1)	Retired from the Company and First Bank Richmond Boards effective April 17, 2019.

(2)	Appointed to the Company and First Bank Richmond Boards in September 2019.

In setting their compensation, our board of directors considers the significant amount of time and level of skill required for director service. During 2019, directors of Richmond Mutual Bancorporation received an annual retainer of $12,000 for service on the Richmond Mutual Bancorporation board, with no additional fees paid for attendance at any board or committee meetings.

During 2019, directors of First Bank Richmond received an annual retainer of $14,500 for service on the First Bank Richmond board and $750 for each board meeting attended. In addition, each non-employee director of First Bank Richmond received $250 for each committee meeting attended and $300 per meeting for service as Committee Chair.

Directors have the option to enroll in First Bank Richmond’s health insurance coverage on the same terms and conditions that are available generally to all eligible employees and are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending industry conferences and continuing education seminars.

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Executive Compensation

The table below summarizes for the year ended December 31, 2019 and 2018 the total compensation paid to or earned by Garry Kleer, our Chairman, President and Chief Executive Officer, and our two other most highly compensated executive officers. Each individual listed in the table below is referred to as a “named executive officer.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus(1) ($)	All Other Compensation ($)	Total ($)

Garry D. Kleer Chairman, President and CEO	2019	$408,500	$41,950	$61,242(2)	$511,692
	2018	394,615	31,900	47,893	474,408

Donald A. Benziger Executive Vice President/CFO	2019	$215,115	$17,450	$10,320(3)	$242,885
	2018	207,692	6,900	—	214,592

Dean W. Weinert, President of Mutual Federal, a division of First Bank Richmond	2019	$203,654	$1,950	$20,832(4)	$226,436
	2018	195,154	1,900	10,912	207,966

_________________________

(1)	Amounts in this column represent a discretionary bonus.

(2)

Includes: $35,500 paid to Mr. Kleer for his service as a director on the boards of directors of First Bank Richmond and Richmond Mutual Bancorporation; $5,000 paid to Mr. Kleer for his service as an advisory director on the Mutual Federal advisory board; $7,581 in 401(k) plan matching contributions and $13,161 in common stock allocations to Mr. Kleer under the ESOP.

(3)	Includes: $10,320 in common stock allocations to Mr. Benziger under the ESOP.
(4)

Includes: $5,000 for Mr. Weinert’s service as an advisory director on the Mutual Federal advisory board; $6,168 in 401(k) plan matching contributions and $9,664 in common stock allocations to Mr. Weinert under the ESOP.

Nonqualified Deferred Compensation Plan. In April 2019, Richmond Mutual Bancorporation and First Bank Richmond (the “Employers”) entered into a Nonqualified Deferred Compensation Plan (the “SERP”) with Garry Kleer, their President and Chief Executive Officer, in order to provide Mr. Kleer with supplemental retirement benefits. The SERP provides for the following: (i) a normal retirement benefit of $200,000 per year for a period of 15 years, payable in annual installments, if Mr. Kleer has a separation from service on or after age 68 other than for cause or death, (ii) an early termination benefit equal to the normal retirement benefit if he has a separation from service prior to age 68 other than for cause or death, with such benefit to commence after he reaches age 68, (iii) a lump sum death benefit equal to the amount of the SERP benefit accrued at the time of death under generally accepted accounting principles if Mr. Kleer dies while still employed and prior to a change in control or disability, (iv) a lump sum death benefit equal to the present value of any remaining installments if Mr. Kleer dies after an event triggering installment payments but prior to receiving all installment payments owed, (v) a lump sum disability benefit equal to the amount of the SERP benefit accrued at the time of disability under generally accepted accounting principles if Mr. Kleer becomes disabled while still employed, and (vi) a lump sum change in control benefit equal to the present value of his normal retirement benefit if a change in control (as defined in the SERP) occurs while Mr. Kleer is still employed and prior to any disability. In the event Mr. Kleer’s employment is terminated for cause (as defined in the SERP), he will forfeit any and all benefits to which he would otherwise be entitled to receive under the SERP. The SERP constitutes an unfunded, unsecured promise by the Employers to make payments to Mr. Kleer or his beneficiary in the future.

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ADDITIONAL INFORMATION

Proxy Solicitation Costs

The Company will pay the costs of soliciting proxies.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock.  In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation. We have also retained Regan & Associates, Inc. to solicit proxies for the special meeting for a fee, including expenses, of $15,000.

Shareholder Proposals for 2020 Annual Meeting

In order to be eligible for inclusion in Richmond Mutual Bancorporation’s proxy materials for next year’s annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received in writing at Richmond Mutual Bancorporation’s main office at 31 North 9th Street, Richmond, Indiana 47374, no later than December 18, 2020.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended and to the Company’s Charter and Bylaws.

In addition to the deadline and other requirements referred to above for submitting a stockholder proposal to be included in the Company’s proxy materials for its next annual meeting of shareholders, the Company’s bylaws require a separate notification to be made in order for a stockholder proposal to be eligible for presentation at the meeting, regardless of whether the proposal is included in the Company’s proxy materials for the meeting.  In order to be eligible for presentation at the Company’s next annual meeting of shareholders, written notice of a stockholder proposal containing the information specified in Article I, Section 6 of the Company’s bylaws must be received by the Secretary of the Company not earlier than the close of business on January 20, 2021 and not later than the close of business on February 19, 2021.  If, however, the date of the next annual meeting is before April 30, 2021 or after July 19, 2021, the notice of the stockholder proposal must instead be received by the Company’s Secretary not earlier than the close of business on the 120th day prior to the date of the next annual meeting and not later than the close of business on the later of the 90th day before the date of the next annual meeting or the tenth day following the first to occur of the day on which notice of the date of the next annual meeting is mailed or otherwise transmitted or the day on which public announcement of the date of the next annual meeting is first made by the Company.

Other Matters

We are not aware of any business to come before the special meeting other than those matters described in this proxy statement.  However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

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APPENDIX A

RICHMOND MUTUAL BANCORPORATION, INC.

2020 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

Page

ARTICLE I PURPOSE1

SECTION 1.1GENERAL PURPOSE OF THE PLAN.1

ARTICLE II DEFINITIONS1

ARTICLE III AVAILABLE SHARES4

SECTION 3.1SHARES AVAILABLE UNDER THE PLAN.4

SECTION 3.2SHARES AVAILABLE FOR OPTIONS AND STOCK APPRECIATION RIGHTS.4

SECTION 3.3SHARES AVAILABLE FOR RESTRICTED STOCK AWARDS.4

SECTION 3.4COMPUTATION OF SHARES ISSUED.5

ARTICLE IV ADMINISTRATION5

SECTION 4.1COMMITTEE.5

SECTION 4.2COMMITTEE POWERS.5

ARTICLE V STOCK OPTIONS6

SECTION 5.1GRANT OF OPTIONS.6

SECTION 5.2SIZE OF OPTION.6

SECTION 5.3EXERCISE PRICE.6

SECTION 5.4EXERCISE PERIOD.7

SECTION 5.5VESTING DATE.7

SECTION 5.6ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS.7

SECTION 5.7METHOD OF EXERCISE.8

SECTION 5.8LIMITATIONS ON OPTIONS.9

SECTION 5.9PROHIBITION AGAINST OPTION REPRICING.10

ARTICLE VI STOCK APPRECIATION RIGHTS10

SECTION 6.1GRANT OF STOCK APPRECIATION RIGHTS.10

SECTION 6.2SIZE OF STOCK APPRECIATION RIGHT.11

SECTION 6.3EXERCISE PRICE.11

SECTION 6.4EXERCISE PERIOD.11

SECTION 6.5VESTING DATE.12

SECTION 6.6METHOD OF EXERCISE.12

SECTION 6.7LIMITATIONS ON STOCK APPRECIATION RIGHTS.13

SECTION 6.8PROHIBITION AGAINST STOCK APPRECIATION RIGHT REPRICING.14

ARTICLE VII RESTRICTED STOCK AWARDS14

SECTION 7.1IN GENERAL.14

SECTION 7.2VESTING DATE15

SECTION 7.3DIVIDEND RIGHTS.16

SECTION 7.4VOTING RIGHTS.16

SECTION 7.5DESIGNATION OF BENEFICIARY.16

SECTION 7.6MANNER OF DISTRIBUTION OF AWARDS.16

ARTICLE VIII SPECIAL TAX PROVISION16

SECTION 8.1TAX WITHHOLDING RIGHTS.16

ARTICLE IX AMENDMENT AND TERMINATION17

SECTION 9.1TERMINATION17

SECTION 9.2AMENDMENT.17

SECTION 9.3ADJUSTMENTS IN THE EVENT OF BUSINESS REORGANIZATION.17

ii

ARTICLE X MISCELLANEOUS18

SECTION 10.1STATUS AS AN EMPLOYEE BENEFIT PLAN.18

SECTION 10.2NO RIGHT TO CONTINUED SERVICE.18

SECTION 10.3CONSTRUCTION OF LANGUAGE.18

SECTION 10.4SEVERABILITY.18

SECTION 10.5GOVERNING LAW.18

SECTION 10.6HEADINGS.19

SECTION 10.7NON-ALIENATION OF BENEFITS.19

SECTION 10.8NOTICES.19

SECTION 10.9APPROVAL OF SHAREHOLDERS.19

SECTION 10.10CLAWBACK.19

SECTION 10.11COMPLIANCE WITH SECTION 409A.19

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Richmond Mutual Bancorporation, Inc.
2020 Equity Incentive Plan

ARTICLE I
PURPOSE

Section 1.1General Purpose of the Plan.

The purpose of the Plan is to promote the long-term growth and profitability of Richmond Mutual Bancorporation, Inc. (the “Company”), to provide directors, advisory or emeritus directors, officers and employees of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company in order to provide Plan Participants with incentives that are closely linked to the interests of all stockholders of the Company.  The Plan is not intended to expose the Company to imprudent risks.

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.

Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award or any other benefit under this Plan.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Participant that are exercisable, following the Participant’s death.

Board means the Board of Directors of the Company and any successor thereto.

Change in Control means any of the following events:

(a)any third Person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of Shares with respect to which 25% or more of the total number of votes that may be cast for the election of the Board (other than a tax-qualified plan of the Company or its Affiliate);

(b)as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election(s), or combination of the foregoing, the individuals who were members of the Board of Directors on the date of adoption of this Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or

(c)a tender offer or exchange offer for 25% or more of the total outstanding Shares is completed (other than such an offer by the Company); or

(d)the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company.

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means Richmond Mutual Bancorporation, Inc, a Maryland corporation, and any successor thereto.

Disability means a total and permanent disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.

Effective Date means the date on which the Plan is approved by the stockholders of the Company.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.

Fair Market Value means, with respect to a Share on a specified date:

(a)If the Shares are listed on any U.S. national securities exchange registered under the Securities Exchange Act of 1934 (“National Exchange”), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

(b)If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

(c)In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

Incentive Stock Option means a right to purchase Shares that is granted to an employee of the Company or any Affiliate that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.

Non-Qualified Stock Option means a right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.

Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Participant means any director, advisory or emeritus director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

Permitted Transferee means, with respect to any Participant, a Family Member of the Participant to whom an Award has been transferred as permitted hereunder.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means the Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan, as amended from time to time.

Restricted Stock Award means an award of Shares or Share Units pursuant to Article VII.

Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a director, advisory or emeritus director, officer or employee of the Company or any Affiliate.

Share means a share of common stock, par value $.01 per share, of the Company.

Share Unit means the right to receive a Share at a specified future date.

Stock Appreciation Right means the right to receive a payment in Shares or cash measured by the increase in the Fair Market Value of a Share over the Exercise Price of that Stock Appreciation Right.

Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.

Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on a Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

Vesting Date means the date or dates on which the grant of an Option or Stock Appreciation Right is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.

ARTICLE III
AVAILABLE SHARES

Section 3.1Shares Available Under the Plan.

Subject to adjustment under Article IX, the maximum aggregate number of Shares representing Awards shall not exceed 1,893,727 Shares.  Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both.

Section 3.2Shares Available for Options and Stock Appreciation Rights.

Subject to adjustment under Article IX, the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights shall be 1,352,662 Shares, and the maximum aggregate number of Shares which respect to which Options and Stock Appreciation Rights may be granted to any one individual in any calendar year shall be 338,165 Shares.  The maximum aggregate number of Shares which may be issued upon exercise of Incentive Stock Options shall be 1,352,662.

Section 3.3Shares Available for Restricted Stock Awards.

Subject to adjustment under Article IX, the maximum aggregate number of Shares with respect to which Restricted Stock Awards may be issued under the Plan shall be 541,065 Shares and the maximum number of Shares with respect to which Restricted Stock Awards may be granted under the Plan to any one individual in any calendar year shall be 135,266.

Section 3.4Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or Stock Appreciation Right or in connection with a Restricted Stock Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued. If any Award granted under the Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under the Plan.  To the extent that Shares are delivered pursuant to the exercise of an Option or a Stock Appreciation Right, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.

ARTICLE IV
ADMINISTRATION

Section 4.1Committee.

(a)The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director,” and shall satisfy any other membership requirements under the corporate governance rules and regulations imposing independence and other membership standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

(b)The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2Committee Powers.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate to carry out its responsibilities, including, without limitation, the authority:

(a)to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards to be issued or granted, and the terms and conditions thereof;

(b)with the consent of the Participant, to the extent deemed necessary by the Committee, to amend or modify the terms of any outstanding Award or accelerate or defer the Vesting Date thereof;

(c)to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(d)to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

Section 5.1Grant of Options.

(a)Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.  Only employees of the Company or its Affiliates may receive Incentive Stock Options.

(b)Any Option granted shall be evidenced by an Award Agreement which shall:

(i)specify the number of Shares covered by the Option;

(ii)specify the Exercise Price;

(iii)specify the Exercise Period;

(iv)specify the Vesting Date; and

(v)contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 5.2Size of Option.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)the date specified by the Committee in the Award Agreement;

(b)unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than because of death, Disability or a Termination for Cause;

(c)unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death or Disability;

(d)as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)the last day of the ten-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5Vesting Date.

(a)The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

(b)Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Option shall be forfeited without consideration;

(ii)if the Participant of an Option Award terminates Service prior to the Vesting Date because of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 5.6Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)An Incentive Stock Option must be granted within ten (10) years from the Effective Date of the Plan.

(b)Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

(c)Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two (2) years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.

(d)The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten (10) years.

(e)Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7Method of Exercise.

(a)Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:

(i)giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii)delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii)satisfying such other conditions as may be prescribed in the Award Agreement.

(b)The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i)in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii)if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid;

(iii)if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iv)by a combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 5.8Limitations on Options.

(a)An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life,

Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i)the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii)the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. If the designated Beneficiary dies prior to the Option Holder, or if no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

Section 5.9Prohibition Against Option Repricing.

Except as provided in Section 9.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares, in exchange for another Option or Award.

ARTICLE VI
STOCK APPRECIATION RIGHTS

Section 6.1Grant of Stock Appreciation Rights.

(a)Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant a Stock Appreciation Right.  A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right.  A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.  The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel a tandem Stock Appreciation Right for a like number of Shares.

(b)Any Stock Appreciation Right granted shall be evidenced by an Award Agreement which shall:

(i)specify the number of Shares covered by the Stock Appreciation Right;

(ii)specify the Exercise Price;

(iii)specify the Exercise Period;

(iv)specify the Vesting Date;

(v)specify that the Stock Appreciation Right shall be settled in cash or Shares, or a combination of cash and Shares; and

(vi)contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 6.2Size of Stock Appreciation Right.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Stock Appreciation Rights shall be determined by the Committee, in its discretion.

Section 6.3Exercise Price.

The price per Share at which a Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

Section 6.4Exercise Period.

The Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)the date specified by the Committee in the Award Agreement;

(b)unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than because of death, Disability or a Termination for Cause;

(c)unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death or Disability;

(d)as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted.

A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 6.5Vesting Date.

(a)The Vesting Date for each Stock Appreciation Right Award shall be determined by the Committee and specified in the Award Agreement.

(b)Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Award shall be forfeited without consideration;

(ii)if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date because of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)if a Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 6.6Method of Exercise.

(a)Subject to the limitations of the Plan and the Award Agreement, a Participant may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:

(i)giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Stock Appreciation Right; and

(ii)satisfying such other conditions as may be prescribed in the Award Agreement.

(b)When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of cash or a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, times the number of Stock Appreciation Rights exercised.  The Person exercising the Stock Appreciation Right shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the

Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 6.7Limitations on Stock Appreciation Rights.

(a)A Stock Appreciation Right by its terms shall not be transferable by the Stock Appreciation Right Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Stock Appreciation Right Holder, only by the Stock Appreciation Right Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Stock Appreciation Right under the Plan, apply to the Committee for approval to transfer all or any portion of such Stock Appreciation Right which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Stock Appreciation Right, all the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Stock Appreciation Right depends on the life, Service or other status of the Participant, such privilege of the Stock Appreciation Right for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)The Company's obligation to deliver Shares with respect to a Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Stock Appreciation Right Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i)the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii)the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)A Stock Appreciation Right Holder may designate a Beneficiary to receive any Stock Appreciation Right that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. If the designated Beneficiary dies prior to the Stock Appreciation Right Holder, or in the event that no Beneficiary has been designated, any Stock Appreciation Rights that may be exercised following the Stock Appreciation Right Holder's death shall be transferred to the Stock Appreciation Right Holder's estate. If the Stock Appreciation Right Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Stock Appreciation Right Holder shall be deemed to have survived the Beneficiary.

Section 6.8Prohibition Against Stock Appreciation Right Repricing.

Except as provided in Section 9.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such Stock Appreciation Right or to cancel the Stock Appreciation Right at a time when the Exercise Price is greater than the Fair Market Value of the Shares, in exchange for another Stock Appreciation Right or Award.

ARTICLE VII
RESTRICTED STOCK AWARDS

Section 7.1In General.

(a)Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:

(i)the number of Shares or Share Units covered by the Restricted Stock Award;

(ii)the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Shares or Share Units;

(iii)the date of grant of the Restricted Stock Award;

(iv)the Vesting Date for the Restricted Stock Award;

(v)as to Restricted Stock Awards awarding Shares, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

(vi)as to Restricted Stock Awards awarding Share Units, the rights of the Participant with respect to attributes of the Share Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances pursuant to which Share Units shall be converted to Shares;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b)All Restricted Stock Awards consisting of Shares shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company’s stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:

These shares of common stock are subject to the terms of an Award Agreement between Richmond Mutual Bancorporation, Inc. and [Name of Participant] dated [Award Date] made pursuant to the terms of the Richmond Mutual Bancorporation, Inc. Equity Incentive Plan, copies of which are on file at the executive offices of Richmond Mutual Bancorporation, Inc. and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive communication or legend as the Committee, in its discretion, may specify.

(c)Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

Section 7.2Vesting Date.

(a)The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.

(b)Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Shares or Share Units shall be forfeited without consideration;

(ii)if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date because of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and

(iii)if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 7.3Dividend Rights.

Unless otherwise specified in the Award Agreement, any dividends or distributions declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, or an equivalent amount in the case of a Restricted Stock Award awarding Share Units, shall be paid to the Participant at the same time they are paid to all other shareholders of the Company.

Section 7.4Voting Rights.

Unless otherwise specified in the Award Agreement, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Participant.

Section 7.5Designation of Beneficiary.

A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares or Shares distributed in satisfaction of any unvested Share Units that become vested on the date of the Participant’s death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  If the Beneficiary designated by a Participant dies prior to the Participant, or if no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

Section 7.6Manner of Distribution of Awards.

The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VIII
SPECIAL TAX PROVISION

Section 8.1Tax Withholding Rights.

The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.  In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE IX
AMENDMENT AND TERMINATION

Section 9.1Termination

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

Section 9.2Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that to the extent required to comply with the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

Section 9.3Adjustments in the Event of Business Reorganization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i)the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

(ii)the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(iii)the Exercise Price of Options and Stock Appreciation Rights.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the

Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE X
MISCELLANEOUS

Section 10.1Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered to effectuate this intent.

Section 10.2No Right to Continued Service.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a director, advisory or emeritus director, officer or employee of the Company or any Affiliate.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

Section 10.3Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 10.4Severability.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 10.5Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of Indiana without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the county or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 10.6Headings.

The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 10.7Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 10.8Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)If to the Committee:

Richmond Mutual Bancorporation, Inc.
20 N 9th Street
Richmond, Indiana 47374
Attention:  Corporate Secretary

(b)If to a Participant, to such person’s address as shown in the Company’s records.

Section 10.9Approval of Shareholders.

The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the date the Board adopts the Plan.

Section 10.10Clawback.

All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.

Section 10.11Compliance with Section 409A.

The Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code, to the extent applicable, and the Plan shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereunder is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee.  In the case of amounts not intended to be deferrals of compensation subject to Section 409A, such as, but not limited to, annual incentive Awards, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally-binding right to payment or settlement (or such later time as permitted under the Section 409A regulations that does not cause the amount to be considered a deferral of compensation for purposes of Section 409A). In the case of amounts intended to be deferrals of compensation subject to Section 409A, the initial deferral election shall be made and become irrevocable no later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A.  If an amount that is subject to Section 409A becomes payable under an Award as a result of the Participant's separation from service (other than due to death), and the Participant is a “specified employee” (as defined under Section 409A), then payment of such amount shall not occur until six (6) months and a day after the date of Participant’s “separation from service” (as defined under Section 409A) except as permitted under Section 409A.

RICHMOND MUTUAL BANCORPORATION, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O RICHMOND MUTUAL BANCORPORATION, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 14, 2020 (or up until 5:00 p.m. Eastern Time on September 9, 2020 for shares held in the Richmond Mutual Bancorporation, Inc. Employee Stock Ownership Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 14, 2020 (or up until 5:00 p.m. Eastern Time on September 9, 2020 for shares held in the Richmond Mutual Bancorporation, Inc. Employee Stock Ownership Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D21274-S06568 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RICHMOND MUTUAL BANCORPORATION, INC.

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
1. Approval of the Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on any other business that properly may come before the Special Meeting of Shareholders or any adjournment or postponement thereof. The undersigned acknowledges receipt from Richmond Mutual Bancorporation, Inc. prior to the execution of this proxy, of the Notice of the Special Meeting and a Proxy Statement dated July 28, 2020.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

D21275-S06568

REVOCABLE PROXY

RICHMOND MUTUAL BANCORPORATION, INC.
SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 15, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) the Board of Directors of Richmond Mutual Bancorporation, Inc. (the "Company") with full powers of substitution, to act as attorneys and proxies, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of the Company that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held at 9:00 a.m., Eastern Time on Tuesday, September 15, 2020, at the First Bank Richmond Financial Center located at 31 North 9th Street, Richmond, Indiana, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed by the shareholder(s). If no such directions are made, this proxy will be voted FOR approval of the Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan. If any other business is properly presented at the Special Meeting, this proxy will be voted by the majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

Should the shareholder(s) be present and elect to vote at the Special Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Special Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders, by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Special Meeting, or by attending and voting at the Special Meeting. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

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